UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2024

Legacy Education Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42283	84-5167957
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

701 W Avenue K, Suite 123

Lancaster, CA 93534

(Address of principal executive offices, including ZIP code)

(661) 940-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LGCY	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 18, 2024 (the “Closing Date”), Legacy Education Antioch, LLC, a wholly-owned subsidiary of Legacy LLC (as defined herein) (the “Buyer”), completed its previously announced acquisition of substantially all of the assets comprising the postsecondary institution known as Contra Costa Medical Career College located in Antioch, California (the “CCMCC Assets”) pursuant to that certain asset purchase agreement (the “APA”) dated October 22, 2024 by and among the Buyer, Legacy Education Inc. (the “Company”), Legacy Education, LLC, a wholly-owned subsidiary of the Company (“Legacy LLC” and together with the Company and the Buyer, the “Buyer Parties”), Contra Costa Medical Career College, Inc. (“CCMCC”), Contra Costa Medical Career College Online, Inc. (“CCMCC Online” and together with CCMCC, “Sellers”), and, solely with respect to certain portions of the APA, Stacey Orozco and Bulmaro Orozco, the sole owners CCMCC and CCMCC Online (collectively, the “Owners”), as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 25, 2024 (the “October 8-K”).

Pursuant to the APA, on the Closing Date, the Buyer acquired the CCMCC Assets for: (i) $6,133,079 paid in cash on the Closing Date (which was $6,600,000 pursuant to the APA adjusted for certain estimated closing capital as set forth in the APA); (ii) the delivery by the Buyer to the Sellers of a promissory note (the “Note”) in the principal amount of $400,000, which Note is guaranteed by the Company and Legacy LLC, accrues interest at a rate of 6% per annum and is payable in 12 equal monthly installments beginning on the one-month anniversary of the Closing Date; and (iii) the issuance of 118,906 shares (the “Legacy Shares”) of the Company’s common stock to Equiniti Trust Company, LLC (“Equiniti”), as escrow agent for CCMCC, pursuant to the that certain Stock Escrow Agreement by and among the Buyer, CCMCC and Equiniti dated as of December 18, 2024 (the “Stock Escrow Agreement”). The Legacy Shares will be held in escrow for a period of one year following the Closing Date and subject to any indemnification claims made by the Buyer pursuant to the APA that are not fully resolved and satisfied prior to the end of such one-year period either by payments made by Sellers or by offsets made by Buyer against any one or more of the payments due under the Note. The foregoing description of the Stock Escrow Agreement is not complete and is qualified in its entirety by reference to the full text of the Stock Escrow Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As previously disclosed in the October 8-K, on the Closing Date, the Sellers entered into a consulting agreement (the “Consulting Agreement”) with the Buyer pursuant to which the Sellers will, for a period of 180 days following the Closing Date, make available to Buyer, upon its request, the services of the Owners, to provide transitional consulting assistance to Buyer.

Furthermore, on the Closing Date, the Buyer entered into a lease agreement with Evergreen Properties SBLD, LLC, the owner of the college campus property.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure under Item 2.01 above which is hereby incorporated in this Item 3.02 by reference.

On the Closing Date, the Company issued the Legacy Shares to Equiniti as escrow agent for CCMCC pursuant to the terms of the APA. The Legacy Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) promulgated thereunder.

Item 8.01 Other Events.

On December 18, 2024, the Company issued a press release announcing the closing of the acquisition. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to: statements relating to risks arising from the diversion of management’s attention from the Company’s ongoing business operations to integrate the operations of Contra Costa Medical Career College; an increase in the amount of costs, fees and expenses and other charges related to the acquisition; outcome of any litigation that the Company may become subject to relating to the acquisition; risks that the acquisition disrupts plans and operations of the Company and potential difficulties in sellers’ employee retention as a result of the acquisition; and the ability to implement business plans, forecasts and other expectations after the completion of the acquisition, realize the intended benefits of the acquisition, and identify and realize additional opportunities following the acquisition, as well as the other risks and uncertainties identified in filings by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended June 30, 2024 as may be amended or supplemented by additional risk factors set forth in subsequent filings made with the Securities and Exchange Commission. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise, except as may be required by any applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

In accordance with Item 9.01(a)(3) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the acquisition.

(b)	Pro forma financial information.

In accordance with Item 9.01(b)(2) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the acquisition.

(d) Exhibits.

Exhibit No.	Description
10.1	Stock Escrow Agreement by and among the Buyer, CCMCC and Equiniti dated as of December 18, 2024
99.1	Press Release dated December 18, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2024	Legacy Education Inc.

/s/ LeeAnn Rohmann
LeeAnn Rohmann
Chief Executive Officer